[EXHIBIT 32.2]

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)
                 -----------------------------------------------

I, Bob VanLeyen, Chief Financial Officer (principal financial and accounting officer) of of Raptor Networks Technology, Inc. (the "Registrant"), certify to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB for the period ended December 31, 2003 (the "Report") of the Registrant, that:

     (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:  April 13, 2004                         By: /s/ Bob VanLeyen
                                                 -------------------------------
                                                 Bob VanLeyen,
                                                   Chief Financial Officer